SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


            Date of Report (Date of Earliest Event Reported) 5/23/05
                                                           ----------

                          MANAKOA SERVICES CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)


                              000-27365 88-0440528
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          (Commission File Number) (I.R.S. Employer Identification No.)


             7203 W. Deschutes Avenue, Suite B, Kennewick, WA 99336
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               (Address of Principal Executive Offices) (Zip Code)


                                 (509) 736-7000
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              (Registrant's Telephone Number, Including Area Code)


Section 8 - Other Events

     Item 8.01 Other Events.

On May 23, 2005, Manakoa Services Corporation issued a press release to announce it has further delineated its product release dates. Based upon the positive feedback from the Early Adopter beta program provided exclusively to Microsoft Management Specialists and Microsoft partners, the Company will release to manufacturing (RTM) the Manakoa System Controls Management Pack for MOM 2005 on May 31, 2005. Further information about the Manakoa System Control Management Pack(TM) is available on the web at http://www.manakoa.com/products/scmp/

On May 27, 2005, Manakoa Services Corporation issued a press release to announce it is joining forces with Rocketinfo Corporation (OTCBB: RKTI.OB-News) to provide expanded content and targeted real-time feeds on regulatory compliance and IT security issues.


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Section 9 - Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits

a) Financial Statements
   None

b) Exhibits

Exhibit
  No. Description
----- --------------------------------------------------------------------------
99.1 Press Release issued by MANAKOA SERVICES CORPORATION, dated May 23, 2005
99.2 Press Release issued by MANAKOA SERVICES CORPORATION, dated May 27, 2005


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: 6/2/05                                    By: /s/ G. Robert Williams
                                                 -------------------------------
                                                 Name: G. Robert Williams
                                                 Title: Chief Executive Officer

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